Trust for Advised Portfolios
Supplement dated January 5, 2024
to the Summary Prospectus
dated April 30, 2023, as supplemented August 22, 2023 for the
1919 Maryland Tax-Free Income Fund

As stated in the supplement to the Prospectus and Statement of Additional Information dated August 22, 2023, the Board of Trustees of Trust for Advised Portfolios (the “Acquired Trust”) has approved the reorganization of the 1919 Maryland Tax-Free Income Fund (the “Acquired Fund”), a series of the Trust, into a newly created series of Advisor Managed Portfolios (the “Acquiring Trust”) also called the 1919 Maryland Tax-Free Income Fund (the “Acquiring Fund”) (the “Reorganization”). To effectuate the Reorganization, the Acquired Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund and receive shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held immediately prior to the Reorganization. The Reorganization is expected to be a tax-free reorganization for federal income tax purposes. The Reorganization is expected to occur on or about January 19, 2024.
Additionally, 1919 Investment Counsel, LLC (the “Adviser”), investment adviser to the Acquired Fund and Acquiring Fund, has recommended, and the Board of Trustees of the Acquired Trust and the Acquiring Trust has each approved a liquidation and termination of the Acquired Fund and Acquiring Fund, respectively. The Acquiring Fund is expected to cease operations and liquidate on or about January 31, 2024 (the “Liquidation Date”). On or promptly after the Liquidation Date, the Acquiring Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate interest in the net assets of the Acquiring Fund, in complete redemption and cancellation of the Acquiring Fund’s shares held by the shareholder, and the Acquiring Fund will be dissolved.
Effective at the close of business on January 2, 2024, the Acquired Fund will no longer accept purchase orders. In addition, beginning at the close of business on January 2, 2024, the Adviser will begin an orderly liquidation of the Acquired Fund’s assets and the Acquired Fund’s assets will be converted into cash and cash equivalents. As a result, during this process, the Acquired Fund will no longer be pursuing its stated investment objective. The Fund’s daily distribution of net investment income will be discontinued, effective January 5, 2024. Although the Acquired Fund will be closed to new investments as of the close of business on January 2, 2024, shareholders may voluntarily redeem their Acquired Fund shares before the Reorganization; likewise, after the Reorganization, shareholders of the Acquiring Fund may voluntarily redeem their Acquiring Fund shares before the Liquidation Date. On and after January 2, 2024, redemption fees will not be charged on redemptions of Acquired Fund or Acquiring Fund shares. The Adviser will bear all expenses incurred in carrying out the liquidation process, except for transaction costs incurred in connection with liquidating the Acquired Fund’s or the Acquiring Fund’s investments. Shareholders remaining in the Acquiring Fund just prior to the Liquidation Date may bear increased transaction fees in connection with the disposition of the Fund’s portfolio holdings.
The liquidation distributions will include any accrued income and capital gains, will be treated as a payment in exchange for shares, and will generally be a taxable event for shareholders investing through taxable accounts. You should consult with your tax advisor for further information regarding the federal, state and/or local income tax consequences of the liquidation that are relevant to your specific situation.
Please contact the Fund at 1-844-828-1919 or your financial advisor if you have questions or need assistance.

Please retain this supplement with your Summary Prospectus.